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                               The Fulcrum Trust
                       Supplement effective July 1, 2000
                                       to
                  Statement of Additional Information ("SAI")
                               dated May 1, 2000

                     ______________________________________


     On July 1, 2000, shares of the Allmerica Investment Trust Select Investment Grade Income Fund were substituted at the separate account level for shares of The Fulcrum Trust Strategic Income Portfolio and shares of the Strategic Income Portfolio are no longer available. Therefore, effective immediately, all references to the Strategic Income Portfolio in the SAI are deleted.


                 ______________________________________________



The following is added on page 22 of the SAI under the section entitled, "MANAGEMENT OF THE TRUST", "TRUSTEES AND OFFICERS":

                                                 Principal Occupations During
Name, Address, Age     Position Held With Trust  Past Five Years
------------------     ------------------------  ------------------------------

Kristin Bushard (33)   Vice President            Director, Investment Advisory
440 Lincoln Street                               Services, Allmerica Asset
Worcester, MA 01653                              Management, Inc., May 2000 -
                                                 present; previously Manager of
                                                 Stable Value Products.

                ________________________________________________


The following information replaces the "Principal Occupations During Past Five Years" section for Ann K. Tripp on page 22 of the SAI under "MANAGEMENT OF THE TRUST", "TRUSTEES AND OFFICERS":


Vice President of Allmerica Asset Management, Inc. ("AAM") since 1993; Senior Financial Consultant at The New England before joining AAM in 1987.